UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2009

JAG MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation or organization)

000-52521 (Commission File Number)	27-0463459 (IRS Employer Identification Number)

17120 N. Dallas Parkway, Ste. 235, Dallas, Texas  75248
Address of principal executive offices)

(972) 386-7360
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

Effective October 1, 2009 Rotenberg and Company LLP has merged with another CPA firm, EFP Group, to form a new firm. Rotenberg and Company, LLP resigned as the Company’s auditors in connection with such merger. All of the partners and employees of Rotenberg and Company LLP and EFP Group have joined the new firm, EFP Rotenberg LLP.  EFP Rotenberg LLP succeeds Rotenberg and Company LLP as the Registrant’s independent registered public accounting firm.

                    On October 12, 2009, with the approval of the Audit Committee of the Company's Board of Directors, EFP Rotenberg, LLP was engaged as the Company's omde[emdemt regostered [ib;oc accpimtamt effective concurrent with the merger. Prior to such engagement, during the two most recent years, the Company has not consulted with EFP Rotenberg, LLP on any matter.

The audit reports of Rotenberg and Company LLP for the years ended December 31, 2008 and December 31, 2007, expressed an unqualified opinion and included an explanatory paragraph relating to the Registrant’s ability to continue as a going concern due to significant recurring losses and other matters.  Such audit reports did not contain any other adverse opinion or disclaimer of opinion or qualification.

The Registrant and Rotenberg and Company LLP have not, during the Registrant’s two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Rotenberg and Company LLP’s satisfaction, would have caused Rotenberg and Company, LLP to make reference to the subject matter of the disagreement in connection with its reports.

The Registrant provided Rotenberg and Company LLP with a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing.

 ITEM 7.01.  REGULATION FD DISCLOSURE.

A copy of Rotenberg and Company LLP’s letter, dated October 12, 2009, is attached as Exhibit 16 and is hereby incorporated by reference to this Item 7.01.

This letter is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the letter shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

Item 9.01  Financial  Statements and Exhibits.

Exhibit No.
-----------
16.1	Rotenberg and Company, LLP letter dated October 12, 2009, acknowledging agreement with the statements contained in this Form 8-K.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 13, 2009	JAG Media Group, Inc.

/s/Charles Stidham
Charles Stidham, President